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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - July 1, 1994
                       (Date of earliest event reported)


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-777


      Delaware                                        13-5583779
- - ------------------------                          --------------------
(State of incorporation)                             (IRS Employer
                                                  Identification No.)


6501 Legacy Drive
Plano, Texas                                          75024-3698
- - ----------------------------------------------------------------------
(Address of principal                                 (Zip Code)
 executive offices)


Registrant's telephone number, including area code: (214) 431-1000
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Item 5.  Other Events.

    On July 1, 1994, J. C. Penney Company, Inc. ("Company") entered into an Agency Agreement with CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J. P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, as agents for the sale from time to time of its Medium-Term Notes, Series A ("Notes") not to exceed $1,000,000,000 in aggregate principal amount at prices to the public to be determined at the time of sale. The Notes are registered on Registration Statement No. 33- 53275 ("Registration Statement"), which was filed with the Securities and Exchange Commission ("Commission") on April 26, 1994 and became effective on April 29, 1994. A Prospectus Supplement relating to the Notes was filed with the Commission on July 1, 1994. Pursuant to the Registration Statement, $1,500,000,000 aggregate principal amount of debt securities were registered for offering under the Securities Act of 1933 on a continuous or delayed basis pursuant to the provisions of Rule 415.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits.

         1. Agency Agreement among J. C. Penney Company, Inc. and CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J. P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated dated July 1, 1994.

         4. Form of Notes (filed as Exhibits 4(f)(vii) and (viii) to Registrant's Registration Statement on Form S-3 File No 33- 53275, and incorporated herein by reference).

         5.  Opinion of C. R. Lotter with respect to the validity of the Notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        J. C. PENNEY COMPANY, INC.



                                        /S/ C. R. Lotter
                                        C. R. Lotter
                                        Executive Vice President,
                                        Secretary and General Counsel

Date: July 6, 1994
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                                EXHIBIT INDEX



Exhibit
Number                         Description
- - -------                        -----------

   1 Agency Agreement among J. C. Penney Company, Inc. and CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J. P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated dated July 1, 1994.

   4 Form of Notes (filed as Exhibits 4(f)(vii) and (viii) to Registrant's Registration Statement on Form S-3 File No 33- 53275, and incorporated herein by reference).

   5         Opinion of C. R. Lotter with respect to the validity of the Notes.